DEBT	12 Months Ended
Jan. 02, 2021
DEBT
DEBT
NOTE 4. DEBT
Short-Term Borrowings
We had no outstanding borrowings from U.S. commercial paper as of January 2, 2021 and had $83.2 million of outstanding borrowings from U.S. commercial paper issuances with a weighted average interest rate of 1.98% as of December 28, 2019.
We have a Euro-Commercial Paper Program under which we may issue unsecured commercial paper notes up to a maximum aggregate amount outstanding of $500 million. Proceeds from issuances under this program may be used for general corporate purposes. The maturities of the notes vary, but may not exceed 364 days from the date of issuance. Our payment obligations with respect to any notes issued under this program are backed by our $800 million revolving credit facility (the “Revolver”). There are no financial covenants under this program. We had a balance of $36.9 million and $50.1 million outstanding under this program as of January 2, 2021 and December 28, 2019, respectively.
Short-Term Credit Facilities
In February 2020, we amended and restated the Revolver, eliminating one of the financial covenants and extending its maturity date to February 13, 2025. The maturity date may be extended for a one-year
period under certain circumstances. The commitments under the Revolver may be increased by up to $400 million, subject to lender approvals and customary requirements. The Revolver is used as a back-up
facility for our commercial paper program and can be used for other corporate purposes.
No balance was outstanding under the Revolver as of January 2, 2021 or December 28, 2019. Commitment fees associated with the Revolver in 2020, 2019, and 2018 were $.8 million, $1.2 million, and $1.2 million, respectively.
In addition to the Revolver, we have significant short-term lines of credit available in various countries of approximately $390 million in the aggregate at January 2, 2021. These lines may be cancelled at any time by us or the issuing banks. Short-term borrowings outstanding under our lines of credit were $22.2 million and $37.4 million at January 2, 2021 and December 28, 2019, respectively, with a weighted average interest rate of 3.6% and 6.4%, respectively.
From time to time, certain of our subsidiaries provide guarantees on certain arrangements with banks. Our exposure to these guarantees is not material.
Long-Term Borrowings
In March 2020, we issued $500 million of senior notes, due April 2030. These senior notes bear an interest rate of 2.65% per year, payable semiannually in arrears. Our net proceeds from the issuance, after deducting underwriting discounts and offering expenses, were $493.7 million, which we used to repay both existing indebtedness under our commercial paper program used to fund our Smartrac acquisition and our $250 million of senior notes that matured in April 2020.
In December 2018, we issued $500 million of senior notes, due December 2028. These senior notes bear an interest rate of 4.875% per year, payable semiannually in arrears. Our net proceeds from this issuance, after deducting underwriting discounts and offering expenses, were $493.3 million, which we used to repay commercial paper borrowings. Prior to the issuance of these senior notes, we used commercial paper borrowings in August 2018 to fund our $200 million contribution to the Avery Dennison Pension Plan (the “ADPP”) in connection with its termination.
Long-term debt, including its respective interest rates, at
year-end
is shown below.

(In millions)	2020	2019
Long-term debt
Medium-term notes:
Series 1995 due 2020 through 2025	$30.0	$45.0
Long-term notes:
Senior notes due 2020 at 5.4%	–	250.0
Senior notes due 2023 at 3.4%	249.3	249.1
Senior notes due 2025 at 1.25% (1)	612.1	553.4
Senior notes due 2028 at 4.875%	494.6	493.9
Senior notes due 2030 at 2.650%	494.2	–
Senior notes due 2033 at 6.0%	149.0	148.9
Less amount classified as current	–	(265.0)
Total long-term debt (2)	$2,029.2	$1,475.3
(1)	These senior notes are euro-denominated.
(2)	Includes unamortized debt issuance cost and debt discount of $8.7 million and $4.9 million, respectively, as of year-end 2020 and $5.6 million and $5.7 million, respectively, as of year-end 2019.
At
year-end
2020 and 2019, our medium-term notes had maturities in 2025 and from 2020 through 2025, respectively, and accrued interest at a weighted average fixed rate of 7.5%. In the second quarter of 2020, we repaid $15 million of medium-term notes that matured in June 2020.
We expect maturities of our long-term debt for each of the next five fiscal years and thereafter to be as follows:

Year	(In millions)
2021	$–
2022	–
2023	250.0
2024	–
2025	644.9
2026 and thereafter	1,147.9
Refer to Note 7, “Commitments and Leases,” for information related to finance leases.
Other
Prior to its amendment and restatement in February 2020, the Revolver contained financial covenants requiring that we maintain specified ratios of total debt and interest expense in relation to certain measures of income. In February 2020, one of the financial covenants was eliminated. The remaining financial covenant requires us to maintain a specified ratio of total debt in relation to a certain measure of income. As of January 2, 2021 and December 28, 2019, we were in compliance with our financial covenants.
Our total interest costs in 2020, 2019, and 2018 were $73.9 million, $81.1 million, and $63.8 million, respectively, of which $3.9 million, $5.3 million, and $5.3 million, respectively, was capitalized as part of the cost of property, plant and equipment and capitalized software.
The estimated fair value of our long-term debt is primarily based on the credit spread above U.S. Treasury securities or euro government bond securities, as applicable, on notes with similar rates, credit ratings, and remaining maturities. The fair value of short-term borrowings, which includes commercial paper issuances and short-term lines of credit, approximates carrying value given the short duration of these obligations. The fair value of our total debt was $2.34 billion at January 2, 2021 and $2.05 billion at December 28, 2019. Fair value amounts were determined based primarily on Level 2 inputs, which are inputs other than quoted prices in active markets that are either directly or indirectly observable. Refer to Note 1, “Summary of Significant Accounting Policies,” for more information.